EXHIBIT 10.27




           This instrument was prepared by and after recording should be returned to:
                              Stephen N. Sher, Esq.
                                Winston & Strawn
                              35 West Wacker Drive
                             Chicago, Illinois 60601





                                                                (North Carolina)

                DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF
                    LEASES AND RENTS AND FINANCING STATEMENT

                     STANDARD PACKAGING AND PRINTING CORP.,
                                                  Mortgagor
                                       TO

                        CHICAGO TITLE INSURANCE COMPANY,
                                                  Trustee
                               FOR THE BENEFIT OF

                     FIRST SOURCE FINANCIAL, LLP, as Agent,
                                                  Mortgagee
                            Relating to Premises in:

                        Montgomery County, North Carolina

                           DATED: As of July 31, 1998

                       COLLATERAL IS OR INCLUDES FIXTURES
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

THIS INSTRUMENT IS A FUTURE ADVANCES DEED OF TRUST AS PROVIDED IN N.C.G.S.s.s.45-68.
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

                       TABLE OF CONTENTS



       TOPIC                                                                PAGE
       -----                                                                ----

I         RECITALS ............................................................1

II        THE GRANT ...........................................................3

III       GENERAL AGREEMENTS ..................................................6
   3.01   Payment of Indebtedness .............................................6
   3.02   Impositions .........................................................6
   3.03   Payment of Impositions by Mortgagee .................................7
   3.04   Insurance and Insurance Proceeds ....................................7
   3.05   Condemnation Awards .................................................7
   3.06   Restoration .........................................................8
   3.07   Maintenance of Property .............................................8
   3.08   Prohibited Liens and Transfers ......................................8
   3.09   Stamp Taxes .........................................................8
   3.10   Change in Tax Laws ..................................................8
   3.11   Assignment of Leases and Rents ......................................9
   3.12   Releases ...........................................................10
   3.13   Further Assurances .................................................10
   3.14   Environmental Provisions ...........................................11

IV        EVENT OF DEFAULT AND REMEDIES ......................................13
   4.01   Event of Default ...................................................13
   4.02   Acceleration of Maturity ...........................................14
   4.03   Intentionally Deleted ..............................................15
   4.04   Cumulative Remedies; Delay or Omission Not a Waiver ................15
   4.05   Mortgagee's Remedies Against Multiple Parcels ......................15
   4.06   No Merger ..........................................................15
   4.07   Insurance Upon Foreclosure .........................................15
   4.08   Waiver of Statutory Rights .........................................16

V         MISCELLANEOUS ......................................................16
   5.01   Notices ............................................................16
   5.02   Time of Essence ....................................................16
   5.03   Covenants Run with Land ............................................16
   5.04   GOVERNING LAW ......................................................17
   5.05   Rights and Remedies Cumulative .....................................17
   5.06   Severability .......................................................17
   5.07   Non-Waiver .........................................................17
   5.08   Headings ...........................................................17
   5.09   Grammar ............................................................17

   5.10   Deed in Trust ......................................................17
   5.11   Successors and Assigns .............................................17
   5.12   Mortgagee in Possession ............................................18
   5.13   Compliance with Applicable Law .....................................18
   5.14   Incorporation of Credit Agreement ..................................18
   5.15   Security Agreement .................................................18
   5.16   Additional Provisions ..............................................20
   5.17   Future Disbursements. ..............................................21
   5.18   Reduction of Secured Amount ........................................21
   5.19   Application of Payments and Repayments .............................21
   5.20   Removal of Trustee .................................................21

                DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT Of
                    LEASES AND RENTS AND FINANCING STATEMENT

       THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FINANCING STATEMENT ("Mortgage") is made as of July 31, 1998 by STANDARD PACKAGING AND PRINTING CORP., a North Carolina corporation ("Mortgagor") with its principal office at 1140 Hayden Street, Fort Wayne, IN 46803 as trustor, to Chicago Title Insurance Company, 1211 Avenue of the Americas, 28th Floor, New York, New York 10036 ("Trustee"), for the ratable benefit of First Source Financial, LLP ("First Source"), an Illinois Limited liability partnership with its principal office at 2850 Golf Road, Rolling Meadows, Illinois 60008, as mortgagee, and as agent for itself, and for and on behalf of the other Lenders (as hereinafter defined), and as assignee and secured party (together with any successors or assigns, the "Mortgagee").


                                        I

                                    RECITALS

       WHEREAS, Mortgagor is the owner of that certain real property situated in Montgomery County, North Carolina;

       WHEREAS, Gibraltar Packaging Group, Inc., a Delaware corporation, Mortgagee, and certain financial institutions (the "Lenders") from time to time party to the Credit Agreement (as hereinafter defined) have executed of even date herewith that certain Secured Credit Agreement (together with any and all renewals, amendments, modifications, supplements, restatements, extensions for any period, or increases or rearrangements thereof, the "Credit Agreement"), pursuant to which Credit Agreement the Lenders have made and may in the future make term and revolving loans and advances and other financial accommodations to the Borrower (collectively, "Loans"; each, a "Loan") in the aggregate principal amount of Forty-Two Million and no/100 Dollars ($42,000,000), upon the terms and subject to the conditions set forth in the Credit Agreement;

       WHEREAS, capitalized terms used herein without definitions shall have the meaning assigned to such terms in the Credit Agreement;

       WHEREAS, the Loans are in the form of: (i) a term loan in the aggregate principal amount of Twenty Five Million and No/100 Dollars ($25,000,000) (the "Term Loan"), (ii) a revolving credit loan in the aggregate principal amount of Fifteen Million and No/100 Dollars ($15,000,000) (the "Revolving Credit Loan"),
(iii) a certain Letter of Credit (as defined in Section 1.1 of the Credit Agreement) up to an amount not to exceed Two Million and No/100 Dollars ($2,000,000);

       WHEREAS, the Revolving Credit Loans and Term Loans are evidenced by certain promissory notes (the "Notes");

       WHEREAS, Mortgagor has executed that certain Subsidiary Guaranty of even date herewith in favor of Mortgagee and the Lenders (the "Guaranty", together with any and all renewals, amendments, modifications, supplements, restatements, extensions for any period, or increases or rearrangements thereof), to secure the "Obligations" (as defined in the Credit Agreement) by pledging to Mortgagee the capital stock of Mortgagor and its subsidiaries, if any, and by granting to Mortgagee a security interest in and lien upon all of its personal and real property;

       WHEREAS, Mortgagor wishes to provide further assurance and security to Mortgagee and as a condition to Mortgagee and Lenders executing the Credit Agreement, Mortgagee and Lenders are requiring that Mortgagor grant to Mortgagee a mortgage lien on the Property (as hereinafter defined) to secure the Mortgagor's obligations under the Guaranty;

       WHEREAS, subject to the limitations set forth in Section 5.18 of this Mortgage, this Mortgage is being given by Mortgagor to secure the performance of all terms, covenants, conditions, agreements and liabilities of Mortgagor contained in this Mortgage, the Guaranty and other Loan Documents (hereinafter, collectively, the "Obligations");

       WHEREAS, Mortgagor derives substantial direct and indirect economic benefit from the making of the Loans and other benefits to be provided to the Borrower under the Credit Agreement, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged; and

       WHEREAS, this Mortgage also secures the payment of and includes all amounts owing in respect of all future or further advances of the Loans as shall be made at all times, regardless of whether proceeds of the Loans have or shall be disbursed by Mortgagee herein or its successors or assigns, to and for the benefit of Mortgagor, its successors or assigns, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of Indebtedness secured by this Mortgage may decrease or increase from time to time but the total unpaid principal balance so secured at any one time shall not exceed the lesser of: (i) the maximum principal sum permitted by the laws of the State in which the Premises are located; or (ii) Eighty-Four Million and No/100 Dollars ($84,000,000), together with interest thereon and any and all disbursements made by Mortgagee for the payment of taxes, or insurance on the Property covered by the lien of this Mortgage and for reasonable attorneys' fees, loan commissions, service charges, liquidated damages, expenses and court costs incurred in the collection of any or all of such sums of money. Such further or future advances shall be considered obligatory advances and the same shall bear interest at the same rate as specified in the Credit Agreement unless such interest rate shall be modified by subsequent agreement. The parties hereby acknowledge and intend that all advances, including future advances whenever hereafter made, shall be secured by this Mortgage.

                                       II

                                    THE GRANT

In consideration of the premises and for the foregoing purposes and for other good and valuable consideration paid to Mortgagor by the Agent and Lenders, the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby grants, bargains, sells, assigns, releases, aliens, transfers, conveys, warrants to the Trustee for the ratable benefit of the Agent, Lenders and Secured Creditors (as defined in that certain Security Agreement ("Security Agreement") of even date herewith from Mortgagor in favor of the Agent), a lien upon and security interest in all Mortgagor's right, title and interest in and to the following (collectively, the "Mortgaged Property"), whether now owned or held or hereafter acquired:


       NOW, THEREFORE, subject to the limitations set forth in Section 5.18 of this Mortgage, in order to secure the payment of the Obligations and the performance of all of the covenants, provisions, agreements and obligations contained in this Mortgage or in the Loan Documents and also to secure the payment of any and all Secured Indebtedness, direct or contingent, that may now or hereafter become owing from Mortgagor to Mortgagee and the Lenders and the performance of all other obligations under the Loan Documents, and in consideration of the Premises described on Exhibit A, and all of its estate, right, claim and interest therein, together with the following described property, all of which other property is pledged primarily on a parity with the Premises and not secondarily and for the foregoing purposes and for other good and valuable consideration paid to Mortgagor by the Agent and Lenders, the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby grants, bargains, sells, assigns, releases, aliens, transfers, conveys, warrants to the Trustee for the ratable benefit of the Agent and Lenders pursuant to the that certain Security Agreement ("Security Agreement") of even date herewith from Mortgagor in favor of the Agent, a lien upon and security interest in all Mortgagor's right, title and interest in and to the following (the Premises and the following described rights, interests, claims and property collectively referred to as the "Property"), whether now owned or held or hereafter acquired:

              (a) all buildings, structures and other improvements of every kind and description now or hereafter erected, situated, or placed upon the Premises (the "Improvements"), together with any and all Personal Property (as defined in Paragraph (i) below) and all attachments now or hereafter owned by Mortgagor and located in or on, forming part of, attached to, used or intended to be used in connection with, or incorporated in any such Improvements, including all extensions of, additions to, betterments, renewals of, substitutions for and replacements for any of the foregoing;

              (b) all estate, claim, demand, right, title and interest of Mortgagor now owned or hereafter acquired, including without limitation, any after-acquired title, franchise, license, remainder or reversion, in and to any and all (i) land or vaults lying within the right-of-way of any street, avenue, way, passage, highway, or alley, open or proposed, vacated or otherwise, adjoining the Premises; (ii) alleys, sidewalks, streets, avenues, strips and gores of land belonging, adjacent or pertaining to the Premises or the Improvements; (iii) storm and sanitary sewer, water, gas, electric, railway and telephone services relating to the Premises and the Improvements; (iv) development rights, air rights, water, water rights, water stock, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to the Premises or any part thereof; and (v) tenements, hereditaments, easements, appurtenances, other rights, liberties, reservations, allowances and privileges relating to the Premises or the Improvements or in any way now or hereafter appertaining thereto, including homestead and any other claims at law or in equity;

              (c) all leasehold estates and right, title and interest of Mortgagor in any and all leases, subleases, management agreements, arrangements, concessions or agreements, written or oral, relating to the use and occupancy of the Premises or the Improvements or any portion thereof, now or hereafter existing or entered into (collectively "Leases");

              (d) all rents, issues, profits, royalties, revenue, advantages, income, avails, claims against guarantors, all cash or security deposits, advance rentals, deposits or payments given and other benefits now or hereafter derived directly or indirectly from the Premises and Improvements under the Leases or otherwise (collectively "Rents"), subject to the right, power and authority to assign, collect and apply the Rents;

              (e) all right, title and interest of Mortgagor in and to all options to purchase or lease the Premises or the Improvements or any portion thereof or interest therein, or any other rights, interests or greater estates in the rights and properties comprising the Property now owned or hereafter acquired by Mortgagor;

              (f) any interests, estates or other claims of every name, kind or nature, both in law and in equity, which Mortgagor now has or may acquire in the Premises and Improvements or other rights, interests or properties comprising the Property now owned or hereafter acquired;

              (g) all rights of Mortgagor to any and all plans and specifications, designs, drawings and other matters prepared for any construction on the Premises or regarding the Improvements;

              (h) all rights of Mortgagor under any contracts executed by Mortgagor with any provider of goods or services for or in connection with any construction undertaken on or services performed or to be performed in connection with the Premises or the Improvements;

              (i) all right, title and interest of Mortgagor in and to all the following tangible personal property ("Personal Property") owned by Mortgagor and now or at any time hereafter located in, on or at the Premises or the Improvements and used or useful in connection therewith:

                  (i) all building materials and equipment located upon the
              Premises and intended for construction, reconstruction, alteration, repair or incorporation in or to the Improvements now or hereafter to be constructed thereon, whether or not yet incorporated in such Improvements, (all of which shall be deemed to be included in the Property upon delivery thereto);

                  (ii) all machines, machinery, fixtures, apparatus, equipment or articles used in supplying heating, gas, electricity, air-conditioning, water, light, power, plumbing, sprinkler, waste removal, refrigeration, ventilation, and all fire sprinklers, alarm systems, protection, electronic monitoring equipment and devices;

                (iii)     all window, structural, maintenance and
              cleaning equipment and rigs; and

                 (iv) all fixtures now or hereafter owned by Mortgagor and
              attached to or contained in and used or useful in connection with the Premises or the Improvements. All such property owned by Mortgagor and placed by it on the Premises or used in connection with the operation or maintenance shall, so far as permitted by law, be deemed for the purposes of this Mortgage to be part of the real estate constituting and located on the Premises and covered by this Mortgage. As to any of the property that is not part of such real estate or does not constitute a "fixture," as such term is defined in the Uniform Commercial Code of the State (the "Code"), this Mortgage shall be deemed to be a security agreement under the Code for the purpose of creating hereby a security interest in property, which Mortgagor hereby grants to Mortgagee as "secured party" as defined in the Code. The enumeration of any specific items of Personal Property set forth herein shall in no way exclude or be held to exclude any items of property not specifically enumerated;

              (j) all the estate, interest, right, title or other claim or demand which Mortgagor now has or may hereafter have or acquire with respect to (i) proceeds of insurance in effect with respect to the Property and (ii) any and all awards, claims for damages, judgments, settlements and other compensation made for or consequent upon the taking by condemnation, eminent domain or any like proceeding, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property, including, without limitation, any awards and compensation resulting from a change of grade of streets and awards and compensation for severance damages (collectively "Awards").

       TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and unto his successors or substitutes in this trust, and unto his or their respective successors and assigns, forever,

IN TRUST, and for the uses and purposes hereinafter set forth forev er, and Mortgagor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND the Mortgaged Property unto the Trustee and unto his respective successors and assigns against any and every person lawfully claiming the same or any part thereof.

       The Mortgagor hereby covenants with the Mortgagee and with the purchaser at any foreclosure sale that at the execution and delivery hereof, Mortgagor owns the Property and has good, indefeasible estate therein, in fee simple; that the Property is free from all encumbrances and exceptions to title (and any claim of any other person) other than the Permitted Liens as defined in Section
1.1 of the Credit Agreement, (said encumbrances and Permitted Liens are hereinafter collectively referred to as "Permitted Exceptions"); that it has good and marketable title in and to the Property and good and lawful right to sell, mortgage and convey the Property; and that Mortgagor and its successors and assigns shall forever warrant and defend the Property against all claims and demands whatsoever.

       If and when Mortgagor has paid all of the Obligations, to the extent secured hereby, as provided in Section 5.18 hereof, and there exist no commitments of the Lender under the Loan Documents which could give rise to Obligations, then this Mortgage and the estate, right and interest of Mortgagee in and to the Property shall cease and shall be released by Mortgagee delivering to Mortgagor a satisfaction of this Mortgage in proper recordable form at the cost of Mortgagor, but until such time shall remain in full force and effect.


                                       III

                               GENERAL AGREEMENTS


       III.1 Payment of Indebtedness. Mortgagor shall pay promptly and when due all amounts owing in respect of the Obligations in the manner provided in the Guaranty, this Mortgage or the other Loan Documents.

       III.2 Impositions. Mortgagor shall pay immediately, when first due and owing, all general taxes, special taxes, special assessments, water charges, sewer charges, and any other charges, fees, taxes, claims, levies, expenses, liens and assessments, ordinary or extraordinary, governmental or nongovernmental, statutory or otherwise (all of the foregoing being herein collectively referred to as "Impositions"), that may be asserted against the Property or any part thereof or interest therein.

       Mortgagor may, in good faith and with reasonable diligence, contest the validity or amount of any Impositions; provided, that:

              (a) Mortgagor shall pay all such Impositions so contested under protest if such payment is required to prevent such contest from having the effect of preventing the sale or forfeiture of the Property or any sub-part or interest;

              (b) Mortgagor has notified Mortgagee in writing of the intention of Mortgagor to prosecute the contest before any Impositions have been materially increased by any interest, penalties, or costs; and

              (c) Mortgagor shall diligently prosecute the contest of such Impositions by appropriate legal proceedings.

       III.3 Payment of Impositions by Mortgagee. Upon Mortgagor's failure to pay the Impositions as provided above, Mortgagee is hereby author ized to make or advance, in the place and stead of Mortgagor, any payment relating to Impositions, unless such Imposition is then being contested by Mortgagor pursuant to Section 3.02. Mortgagee may do so according to any bill, statement, or estimate procured from the appropriate public office without inquiry into the accuracy or the validity of any Impositions, lien, sale, forfeiture, or related title or claim. Mortgagee is further authorized to make or advance, in place of Mortgagor, unless such matter is being contested by Mortgagor in accordance with
Section 3.02 or Section 3.08(a), any payment relating to any apparent adverse title, lien, statement of lien, encumbrance, claim, charge, or payment otherwise relating to any other purpose herein and hereby authorized (except the Permitted Exceptions), but not enumerated in this Section, whenever, in Mortgagee's reasonable judgment and discretion, such advance is necessary or desirable to protect the full security intended to be created by this Mortgage. Subject to the limitations set forth in Section 5.18, all such advances and indebtedness authorized by this Section shall constitute Obligations and shall be repayable by Mortgagor upon demand with interest at the rate of interest which may be due and owing from time to time on any loan and payable pursuant to Section 4.2(a) of the Credit Agreement (the "Default Rate").

       III.4 Insurance and Insurance Proceeds. Mortgagor's insurance requirements shall be as set forth in Section 11.4 of the Credit Agreement. Mortgagor's rights to insurance proceeds shall be as set forth in Section 7.6 of the Credit Agreement.

       III.5 Condemnation Awards. In the event of any taking of the Property or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Property or any part thereof, by any governmental authority, civil or military (each, a "Taking"), Mortgagor shall immediately notify Mortgagee upon receiving notice of such Taking or commencement of proceedings therefor. All proceeds or any award or payment in respect of any Taking are hereby assigned and shall be paid to Mortgagee and Mortgagor shall take all steps necessary to notify the condemning authority of such assignment. Such award or payment, less the amount of any expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Taking ("Net Award"), shall be applied in accordance with the provisions of
Section 3.06 hereafter.

       III.6 Restoration. Mortgagor's rights with respect to restoring the Premises with a Net Award of Net Proceeds shall be as set forth in the Credit Agreement.2

       III.7 Maintenance of Property. Mortgagor shall:

              (a) promptly repair, restore, replace or rebuild any portion of the Property which may become damaged, destroyed, altered, removed, severed, or demolished, whether or not proceeds of insurance are available or sufficient for the purpose, with replacements at least equal in quality and condition as previously existed, free from any security interest in, encumbrances on or reservation of title thereto;

              (b) keep the Property in good condition and repair, without waste, and free from mechanics', materialmen's or like liens or claims except for the
              Permitted Exceptions and as permitted under the Credit
       Agreement; and

              (c) not make any material alterations in the Property, except as permitted or not prohibited by the Credit Agreement.

       III.8 Prohibited Liens and Transfers.

              (a) Except as otherwise provided in the Credit Agreement, and as provided by operation of the laws of the State, Mortgagor shall not create, suffer, or permit to be created or filed against the Property any Mortgage lien or other lien superior or inferior to the lien created by this Mortgage. To the extent that any lien, privilege or other security device is created by operation of law, Mortgagor shall cause such security device to be released as soon as practicable after its creation. Mortgagor may contest any lien claim arising from any work performed, material furnished, or obligation incurred by Mortgagor upon furnishing Mortgagee security and indemnification reasonably satisfactory to Mortgagee for the final payment and discharge of the lien.

              (b) Except as otherwise provided in the Credit Agreement, Mortgagor may not sell, lease or convey all or any part of the Property.

       III.9 Stamp Taxes. If at any time the United States government, or any federal, state, or municipal governmental subdivision, requires Internal Revenue or other documentary stamps or levies any tax on this Mortgage or on the Notes, or requires payment of any tax in the nature of or comparable to the United States Interest Equalization Tax on the Obligations, then Mortgagor shall pay such tax, including interest and penalties, in the required manner.

       III.10 Change in Tax Laws. In the event of the enactment, after the date of this Mortgage, of any law of the United States of America, or any state or political subdivision thereof, (i) deducting from the value of the Premises, for the purpose of taxation, the amount of any lien thereon; (ii) imposing upon Mortgagee the payment of all or any part of the taxes, assessments, charges or liens hereby required to be paid by Mortgagor; or (iii) changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Mortgagor's interest in the Property, or the manner of collection of taxes, so as to affect this Mortgage or the Obligations; then Mortgagor, upon demand by Mortgagee, and as required by law, shall pay such taxes, assessments, charges, or liens or reimburse Mortgagee therefor. If, in the opinion of counsel for Mortgagee, it would be unlawful to require Mortgagor to make such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then the applicable provisions of the Credit Agreement shall apply. Nothing contained in this Section 3.10 shall be construed as obligating Mortgagor to pay any portion of Mortgagee's federal, state and local income tax.

       III.11 Assignment of Leases and Rents. All right, title, and interest of Mortgagor in and to all present Leases affecting the Property and including and together with any and all future Leases, written or oral, upon all or any part of the Property and together with all of the rents, income, receipts, revenues, issues, avails and profits from or due or arising out of the Property are hereby transferred and assigned simultaneously herewith to Mortgagee as further security for the payment of the Obligations. All future Leases affecting the Property shall be submitted by Mortgagor to Mortgagee for its approval prior to execution, which approval shall not be unreasonably withheld or delayed. Each Lease, including all future Leases shall be subordinate to this Mortgage, provided that, upon the request of the Mortgagor and the lessee under any such Lease, Mortgagee shall enter into a Subordination, Nondisturbance and Attornment Agreement (or similar agreement) with such lessee in form and substance reasonably satisfactory to Mortgagee, pursuant to which (i) Mortgagee will agree that so long as such Lease shall be in full force and effect and such lessee is not in default thereunder, Mortgagee will not disturb, pursuant to a foreclosure action or otherwise, such lessee's possession under such Lease, and (ii) such lessee shall agree that if Mortgagee or any future holder of this Mortgage shall become the owner of the Property by reason of foreclosure of the Mortgage or otherwise, or if the Property shall be sold as a result of any foreclosure action or deed in lieu thereof, then such lease shall continue in full force and effect as a direct lease between such lessee and the then owner of the Property. Although it is the intention of the parties that the assignment contained in this Section shall be a present and absolute assignment, it is expressly understood and agreed, anything to the contrary notwithstanding, that Mortgagee shall not exercise any of the rights or powers conferred upon it by this Section until an Event of Default shall occur under this Mortgage. From time to time, Mortgagor shall furnish Mortgagee with executed copies of each of the Leases and shall use commercially reasonable efforts to furnish Mortgagee with estoppel letters from each tenant under each of the Leases in a form satisfactory to Mortgagee within thirty (30) days after Mortgagee's written demand.

       Following the occurrence of an Event of Default (a) Mortgagee shall have the rights and powers as are provided herein, (b) this Mortgage shall constitute a direction to each lessee under the Leases and each guarantor thereof to pay all Rents directly to Mortgagee without proof of the Event of Default, and (c) Mortgagee shall have the authority, as Mortgagor's attorney-in-fact (such authority being coupled with an interest and irrevocable), to sign the name of Mortgagor and to bind Mortgagor on all papers and documents relating to the operation, leasing and maintenance of the Property.

       If Mortgagor, as lessor under any Lease, shall neglect or refuse to perform, observe and keep all of the covenants, provisions and agreements contained in such Lease, then Mortgagee may perform and comply with any such Lease covenants, agreements and provisions. All costs and expenses incurred by Mortgagee in complying with such covenants, agreements, and provisions shall constitute Obligations and shall be payable upon demand with interest at the Default Rate.

       Mortgagee shall not be obligated to perform or discharge any obligation, duty or liability under any Lease, and Mortgagor shall and does hereby agree, except to the extent of Mortgagee's gross negligence or willful misconduct, to indemnify and hold Mortgagee harmless of and from any and all liability, loss or damage which it may or might incur under any Lease or under or by reason of their assignments and of and from any and all claims and demands whatsoever which may be asserted against it by reason of all alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in such Lease. Should Mortgagee incur any such liability, loss or damage under any Lease or under or by reason of its assignment, or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall, subject to the limitations set forth in Section 5.18 of this Mortgage, be secured hereby. Mortgagor shall reimburse Mortgagee therefor immediately upon demand with interest payable at the Default Rate.

       III.12 Releases. Without notice and without regard to the consideration therefor, and to the existence at that time of any inferior liens, Mortgagee may release from the lien created hereby all or any part of the Property, or release from liability any person obligated to repay any Obligations, without affecting the liability of any party to any of the Notes, this Mortgage, or any of the other Loan Documents (including without limitation any guaranty given as additional security) and without in any way affecting the priority of the lien created hereby. Mortgagee may agree with any liable party to extend the time for payment of any part or all of the Obligations. Such agreement shall not in any way release or impair the lien created by this Mortgage or reduce or modify the liability of any person or entity obligated personally to repay the Obligations, but shall extend the lien created by this Mortgage as against the title of all parties having any interest, subject to the Obligations in the Property.

       III.13 Further Assurances. Mortgagor agrees that, upon request of Mortgagee from time to time, it will, at Mortgagor's sole cost and expense, execute, acknowledge and deliver all such additional instruments and further assurances of title and will do or cause to be done all such further acts and things as may reasonably be necessary to fully effectuate the intent of this Mortgage, including without limitation, reimbursing Mortgagee for the reasonable costs of appraisals of the Property, to the extent that Mortgagee determines in good faith that such appraisals are required by any law or any governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, including, without limitation, the provisions of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, and any rules promulgated to implement such provisions. In the event that Mortgagor shall fail to do any of the foregoing, Mortgagee may, in its sole discretion, do so in the name of Mortgagor, and Mortgagor hereby appoints Mortgagee as its attorney-in-fact to do any of the foregoing.

       III.14 Environmental Provisions.

       (a) For the purposes of this Section the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product; (ii) the "Environmental Requirements" shall collectively mean all applicable present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives of or by any Governmental Authority and relating to or addressing the protection of the environment or human health; and (iii) the term "Governmental Authority" shall mean the federal government, or any state or other political subdivision thereof, or any agency, court or body of the federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions.

       (b) Mortgagor hereby represents and warrants to Mortgagee that to the best of Mortgagor's knowledge after commercially reasonable inquiry and except as disclosed in writing to Mortgagee or as set forth on Schedule 10.19 to the Credit Agreement: (i) no Hazardous Material is currently located at or has been disposed of on, in, under or about the Property in material violation of any Environmental Requirement; (ii) no releasing, emitting, leaching, discharging, dumping or disposing of any Hazardous Material from the Property onto any other property or from any other property onto or into the Property has occurred or is occurring in material violation of any Environmental Requirement; (iii) no notice of violation, lien, complaint, suit, order or other notice with respect to the Property is presently outstanding under any Environmental Requirement which, if not resolved, is reasonably likely to have a Material Adverse Effect (as defined in the Credit Agreement); and (iv) the Property and the operation thereof are in material compliance with all applicable Environmental Requirements.

       (c) Mortgagor shall comply, and shall use its best efforts to cause all tenants or other lawful occupants of the Property to comply with all applicable and material Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not grant permission to any tenant or other occupant of the Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, or about the Property in a manner that is reasonably likely to lead or potentially lead to the imposition on Mortgagor, Mortgagee or the Property of any material liability or lien of any nature whatsoever, based upon the assessed value of the Property, or lien under any Environmental Requirement which is reasonably likely to have a Material Adverse Effect. Mortgagor shall notify Mortgagee promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to Mortgagee copies of any notices received by Mortgagor relating to alleged violations of any Environmental Requirement and will promptly pay when due or contest in good faith within the applicable time periods any fine or assessment against Mortgagee, Mortgagor or the Property relating to any Environmental Requirement. If at any time it is it is determined that the operation or use of the Property by Mortgagor violates any applicable and material Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Property in violation of any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Mortgagor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from Mortgagee, take, at Mortgagor's sole cost and expense, such actions as may be necessary to fully comply in all material respects with all applicable Environmental Requirements or contest in good faith the requirement to take such actions, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, Mortgagor shall thereafter diligently and expeditiously proceed to fully comply with or contest in good faith in a timely fashion all Environmental Requirements.

       (d) If Mortgagor fails to timely take or contest, or to diligently and expeditiously proceed to complete in a timely fashion, any such action described in subsection (c) above, Mortgagee may, in its reasonable discretion, make advances or payments toward the performance or satisfaction of any activities required pursuant to any Environmental Requirement, but shall in no event be under any obligation to do so. All sums so advanced and paid by Mortgagee (including, without limitation, reasonable counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Mortgagor and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by Mortgagee until the date any such sums are repaid by Mortgagor to Mortgagee. Mortgagor will execute and deliver, promptly upon request, such instruments as Mortgagee may reasonably deem necessary to permit Mortgagee to take any such action, and such additional notes and mortgages, as Mortgagee may require to secure all sums so advanced or paid by Mortgagee. If a lien is filed against the Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Mortgagor or for which Mortgagor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Property is located, then Mortgagor will, within thirty (30) days from the date that Mortgagor receives notice that such lien has been placed against the Property (or within such shorter period of time as may be specified by Mortgagee if such Governmental Authority has commenced steps to cause the Property to be sold pursuant to such lien), either (a) pay (or otherwise satisfy) the claim and remove the lien; or (b) contest such lien in good faith; or (c) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Mortgagee and is sufficient to effect a complete discharge of such lien on the Property.

       (e) Mortgagee may, at its option, at intervals of not less than one year, or more frequently, if Mortgagee reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Property or portions thereof to be conducted to evaluate Mortgagor's compliance with the provisions of this Section, and Mortgagor shall cooperate in all reasonable ways with Mortgagee in connection with any such audit. If such audit discloses that a violation of an Environmental Requirement exists or if such audit was required or prescribed by law, regulation or governmental or quasi-governmental authority, Mortgagor shall pay all costs and expenses incurred in connection with such audit; otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this Section, be paid by Mortgagee.

       (f) Except for: (a) any Claims (as hereinafter defined) arising as a result of the gross negligence or wilful misconduct of Mortgagee during the term of this Mortgage; or (b) any Claims arising as a result of any acts of Mortgagee or its successors and assigns or the occurrence of any acts by any third parties after Mortgagee or its successor and assigns take possession of the Property, in the event Mortgagee takes possession of the Property after an Event of Default, Mortgagor will defend, indemnify, and hold harmless Mortgagee, and its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise, including, without limitation, reasonable counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses (all of the foregoing collectively for purposes of this Section the "Claims"), arising out of, or in any way related to: (i) any breach by Mortgagor of any of the provisions of this Section; (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Property, or in any other property or otherwise; (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material; (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material; or (v) any violation of any Environmental Requirement or any policy or requirement of Mortgagee hereunder. The aforesaid indemnification shall, notwithstanding any exculpatory or other provision of any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Notes and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of Mortgagor, and shall survive the foreclosure or satisfaction of this Mortgage and the discharge of Mortgagor's other Obligations hereunder.


                                       IV


                         EVENT OF DEFAULT AND REMEDIES


       IV.1 Event of Default. Each of the following shall constitute an event of default ("Event of Default") under this Mortgage:

       (a) The occurrence of an "Event of Default" as such term is defined in the Credit Agreement (including, if applicable, the expiration of any grace period provided therein); or

       (b) Failure of Mortgagor to perform or observe any other covenant, agreement, representation, warranty or other provision contained in this Mortgage within thirty (30) days after written notice of the default from Mortgagee to Mortgagor.

       IV.2 Acceleration of Maturity. Following the occurrence of an Event of Default, the Obligations shall become due and payable in accordance with the terms of the Credit Agreement. Upon acceleration:

       (a) Mortgagee's Power of Enforcement and Application of Proceeds. On the application of the Mortgagee it shall be lawful for and the duty of the Trustee, and the Trustee is hereby authorized and empowered to expose to sale and to sell the Property or any part thereof at public auction to the highest bidder for cash, after having first complied with all applicable requirements of North Carolina law with respect to the exercise of powers of sale contained in deeds of trust and upon such sale, the Trustee shall collect the purchase proceeds and convey title to the portion of the Property so sold to the purchase in fee simple. After retaining from the proceeds of such sale a commission for said services as hereinafter provided and all expenses incurred by the Trustee, including reasonable attorneys' fees for legal services actually performed, the Trustee shall apply the residue of the proceeds, first to the reimbursement of the Beneficiary for all sums expended or incurred by the Mortgagee under this Mortgage or to establish, preserve or enforce this Deed of Trust; second to the payment of the Loans and interest thereon; and the balance, if any, shall be paid to the Mortgagor or other person lawfully entitled thereto. The Mortgagee agrees that in the event of a sale hereunder, the Mortgagee shall have the right to bid at such sale and shall have the right to credit the indebtedness secured hereby against the purchase price. The Trustee shall have the right to designate the place of sale in compliance with applicable law and the sale shall be held at the place designated by the notice of sale. The Trustee may require the successful bidder at any sale to deposit immediately with the Trustee cash or certified check in an amount up to twenty-five percent (25%) of the bid, provided notice of such requirement is contained in the advertisement of the sale. The bid may be rejected if the deposit is not immediately made. Such deposit shall be refunded in case a resale is had because of an upset bid or if the Trustee is unable to convey the portion of the Property so sold to the bidder because the power of sale has been terminated in accordance with applicable law. If the purchaser fails to comply with its bid, the deposit shall be applied to the expenses of the sale and the residue, if any, shall be applied to the indebtedness secured hereby. In all other cases, the deposit shall be applied to the purchase price. Pursuant to Section 25-9-501(4) of the North Carolina General Statutes (or any amendment thereto), the Trustee is expressly authorized and empowered to expose to sale and sell, together with the real estate, any portion of the Property which constitutes personal property. If personal property is sold hereunder, it need not be at the place of sale. The notice of sale, however, shall state the time and place where such personal property may be inspected prior to sale. The Property may be sold in such parcels or lots as the Trustee may determine without regard to principles of marshalling and the Property may be sold at one sale or in multiple sales as determined by the Trustee. The exercise of the power of sale hereunder by the Trustee on one or more occasions shall not be deemed to extinguish the power of sale, which power of sale shall continue in full force and effect until all the Property shall have been finally sold and property conveyed to the purchasers at the sales. The Trustee's commission shall be two percent (2%) of the gross proceeds of the sale for a completed foreclosure. In the event foreclosure is commenced, but not completed, the Mortgagor shall pay all expenses incurred by the Trustee and a partial commission based upon the services in fact rendered by the Trustee at its standard hourly rate.

       (b) Mortgagee's Other Rights. Mortgagee shall have the right to take such other steps to protect and enforce its rights, whether by action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained in this Mortgage, or in aid of the execution of any power granted in this Mortgage, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee and/or the Trustees shall elect.

       IV.3 Intentionally Deleted.

       IV.4 Cumulative Remedies; Delay or Omission Not a Waiver. Each remedy or right of Mortgagee shall not be exclusive of, but shall be in addition to, every other remedy or right now or hereafter existing at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on the occurrence or existence of any Event of Default under the Credit Agreement shall impair any such remedy or right or be construed to be a waiver of any such Event of Default or acquiescence therein, nor shall it affect any subsequent Event of Default of the same or different nature. Every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by Mortgagee.

       IV.5 Mortgagee's Remedies Against Multiple Parcels. The Obligations hereby secured are also secured by other properties, lots or parcels covered by other mortgages or deeds of trust ("Other Mortgages") within and/or outside the State. If this Mortgage or any of the Other Mortgages is foreclosed upon, or if judgment is entered upon any Obligations secured hereby, or if Mortgagee exercises its power of sale, execution may be made upon or Mortgagee may exercise its power of sale against any one or more of the properties, lots or parcels and not upon the others, or upon all of such properties or parcels, either together or separately, and at different times or at the same time, and execution sales or sales under the power of sale herein granted may likewise be conducted separately or concurrently, in each case at the election of Mortgagee. No event of enforcement taking place in any state other than the State shall (and no failure to prosecute any such other enforcement) in any way stay, preclude or bar enforcement of this Mortgage and Mortgagee may pursue any or all of Mortgagee's rights and remedies under this Mortgage to the maximum extent permitted by State law until the Obligations are paid and discharged in full.

       IV.6 No Merger. In the event of a foreclosure of this Mortgage, the Obligations then due Mortgagee shall not be merged into any decree of foreclosure entered by the court, and Mortgagee may concurrently or subsequently seek to foreclose one or more mortgages or deeds of trust which also secure said Obligations.

       IV.7 Insurance Upon Foreclosure. In case of an insured loss after foreclosure proceedings have been instituted, the proceeds of any insurance policy or policies, if not applied in Restoring the Property shall be used to pay the amount due in accordance with any decree of foreclosure that may be entered in any such proceedings, and the balance, if any, shall be paid as the court may direct. In case of the foreclosure of this Mortgage, the court in its judgment may provide that the judgment creditor may cause a new or additional loss clause to be attached to each of said policies making the loss thereunder payable to said judgment creditor; and any such foreclosure judgment may further provide, unless the right of redemption has been waived, that in case of redemption under said judgment, pursuant to applicable law, then, and in every such case, the redemptory may cause the preceding loss clause attached to each insurance policy to be cancelled and a new loss clause to be attached thereto, making the loss thereunder payable to such redemptory. In the event of foreclosure sale, Mortgagee is hereby authorized, but not required, without the consent of Mortgagor, to assign or cause a receiver to assign any and all insurance policies to the purchaser at the sale, or to take such other action as Mortgagee may deem advisable, to cause the interest of such purchaser to be protected by any of the said insurance policies.

       IV.8 Waiver of Statutory Rights. Mortgagor shall not apply for or avail itself of any appraisement, valuation, redemption, stay, extension, or exemption laws, or any so-called "moratorium laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, and Mortgagor hereby waives the benefit of such laws (to the extent permitted by applicable law). Mortgagor, for itself and all who may claim through or under it, waives any and all rights to have the Property and estates comprising the Property marshalled upon any foreclosure of the lien of this Mortgage, and agrees that any court having jurisdiction to foreclose such lien may order the Property sold in its entirety. Mortgagor further waives any and all rights of redemption from foreclosure and from sale under any order or decree of foreclosure of the lien created by this Mortgage, for itself and on behalf of:
(i) any trust estate of which the Premises are a part, all beneficially interested persons; (ii) each and every person acquiring any interest in the Property or title to the Premises subsequent to the date of this Mortgage; and
(iii) all other persons to the extent permitted by the provisions of laws of the State in which the Premises are located.


                                        V

                                 MISCELLANEOUS


       V.1 Notices. Any notice that Mortgagee or Mortgagor may desire or be required to give to the other shall be in writing and shall be mailed or delivered in the manner set forth in the Credit Agreement.

       V.2 Time of Essence. Time is of the essence of this Mortgage.

       V.3 Covenants Run with Land. All of the covenants of this Mortgage shall run with the land constituting the Premises.

       V.4 GOVERNING LAW. THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED ACCORDING TO THE LAWS OF THE STATE OF ILLINOIS

(WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS THEREOF) PROVIDED, HOWEVER, THAT MATTERS OF CREATION, PERFECTION, PRIORITY OR ENFORCEABILITY OF ANY AND ALL RIGHTS AND REMEDIES PROVIDED FOR HEREIN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA. TO THE EXTENT THAT THIS MORTGAGE MAY OPERATE AS A SECURITY AGREEMENT UNDER THE CODE, MORTGAGEE SHALL HAVE ALL RIGHTS AND REMEDIES CONFERRED THEREIN FOR THE BENEFIT OF A SECURED PARTY AS SUCH TERM IS DEFINED IN THE CODE.

       V.5 Rights and Remedies Cumulative. All rights and remedies in this Mortgage are cumulative. The holder of the Guaranty and of every other obligation secured hereby may recover judgment, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy.

       V.6 Severability. If any provision of this Mortgage, or any paragraph, sentence, clause, phrase, or word, or their application, in any circumstance, is held invalid, the validity of the remainder of this Mortgage shall be construed as if such invalid part were never included.

       V.7 Non-Waiver. Unless expressly provided in this Mortgage to the contrary, no consent or waiver, express or implied, by any party, to or of any breach or default by any other party shall be deemed a consent to or waiver of the performance by such defaulting party of any other obligations or the performance by any other party of the same, or of any other, obligations.

       V.8 Headings. The headings of sections and paragraphs in this Mortgage are for convenience or reference only and shall not be construed in any way to limit or define the content, scope, or intent of the provisions.

       V.9 Grammar. As used in this Mortgage, the singular shall include the plural, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires.

       V.10 Deed in Trust. If title to the Property or any part thereof is now or hereafter becomes vested in a trustee, any prohibition or restriction against the creation of any lien on the Property shall be construed as a similar prohibition or restriction against the creation of any lien on or security interest in the beneficial interest of such trust.

       V.11 Successors and Assigns. This Mortgage shall be binding upon Mortgagor, its successors, assigns, legal representatives, and all other persons or entities claiming under or through Mortgagor. The word "Mortgagee", when used herein, shall include First Source Financial, LLP, in its capacity as Administrative Agent and as Agent for the Lenders together with its successors, assigns and legal representatives. "Mortgagor", when used herein, shall include all such persons and entities and any others liable for the payment of the Secured Indebtedness, or any part thereof, whether or not they have executed the notes or this Mortgage.

       V.12 Mortgagee in Possession. Nothing contained in this Mortgage shall be construed as constituting Mortgagee a mortgagee in possession in the absence of the actual taking of possession of the Property.

       V.13 Compliance with Applicable Law. Anything elsewhere herein contained to the contrary notwithstanding,

              (a) in the event that any provision in this Mortgage shall be inconsistent with any provision of applicable law, the provisions of applicable law shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with applicable law; and

              (b) if any provision of this Mortgage shall grant to Mortgagee any rights or remedies upon default of Mortgagor which are more limited than the rights that would otherwise be vested in Mortgagee under applicable law in the absence of said provision, Mortgagee shall be vested with the rights granted under applicable law to the full extent permitted by law.

       V.14 Incorporation of Credit Agreement. The terms of the Credit Agreement are incorporated by reference herein as though set forth in full detail. In the event of any conflict between the terms and provisions of this Mortgage and any other Loan Document, the terms and provisions of such other Loan Document shall control.

       V.15 Security Agreement. This Mortgage is hereby deemed to be as well a Security Agreement for the purpose of creating hereby a security interest securing the indebtedness secured hereby in and to the Personal Property. Without derogating any of the provisions of this Mortgage, Mortgagor by this
Mortgage:

              (a) grants to Mortgagee a security interest in all of Mortgagor's right, title and interest in and to all Personal Property, including, but not limited to, the items referred to above, together with all additions, accessions and substitutions and all similar property hereafter acquired and used or obtained for use on, or in connection with the Property. The Personal Property and all proceeds thereof are intended to be secured hereby; however, such intent shall never constitute an express or implied consent on the part of Mortgagee to the sale of any or all Personal Property;

              (b) agrees that, subject to the limitations contained in Section
       5.18 of this Mortgage, the security interest hereby granted by this Mortgage shall secure the payment of the Obligations;

              (c) agrees not to sell, convey, Mortgage or grant a security interest in, or otherwise dispose of or encumber, any of the Personal Property or any of the Mortgagee's right, title or interest therein except as permitted by the Credit Agreement without first securing Mortgagee's written consent;

              (d) agrees that upon or after the occurrence of any Event of Default under this Mortgage, Mortgagee shall have all rights and remedies granted by law and more particularly the Code, including, but not limited to, the right to take possession of the Personal Property, and for this purpose may enter upon any premises on which any or all of the Personal Property is situated without being deemed guilty of trespass and without liability for damages thereby occasioned (except for damages caused by Mortgagee's gross negligence or wilful misconduct), and take possession of and operate said Personal Property or remove it therefrom. Mortgagee shall have the further right to take any action it deems necessary, appropriate or desirable, at its option and in its discretion, to repair, refurbish or otherwise prepare the Personal Property for sale, lease or other use or disposition, and to sell at public or private sales or otherwise dispose of, lease or utilize the Personal Property and any part thereof in any manner authorized or permitted by law and to apply the proceeds thereof, subject to the limitations set forth in Section 5.18 of this Mortgage, toward payment of any costs and expenses, to the extent permitted by law, thereby incurred by Mortgagee and, subject to the limitations set forth in Section 5.18 of this Mortgage, toward payment of the Obligations and all other indebtedness described in this Mortgage, in such order and manner as is provided in Section 4.03 hereof. To the extent permitted by law, and only to the extent Mortgagor has waived any of the following under that certain Subsidiary Security Agreement of even date herewith by and between Mortgagor and Mortgagee, Mortgagor expressly waives any notice of sale or other disposition of the Personal Property and any other rights or remedies of a debtor or formalities prescribed by law relative to a sale or disposition of the Personal Property or to exercise any other right or remedy existing after default hereunder; and to the extent any notice is required and cannot be waived, Mortgagor agrees that if such notice is deposited for mailing, postage prepaid, certified mail or registered mail, return receipt requested, to Mortgagor at the address designated in the first page of this Mortgage at least fifteen (15) days before the time of sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirements for giving of said notice; provided that if Mortgagor has furnished Mortgagee with notice of a change of address in accordance with Section 5.01, then any such notice shall not be reasonable unless sent to the new address;

              (e) agrees, to the extent permitted by law and without limiting any rights and privileges herein granted to Mortgagee, that Mortgagee may dispose of any or all of the Personal Property at the same time and place upon giving the same notice provided for in this Mortgage, and in the same manner as the non-judicial foreclosure sale provided under the terms and conditions of this Mortgage; and

              (f) authorizes Mortgagee to file, in the jurisdiction where this Mortgage will be given effect, financing statements including renewal or confirmation thereof, covering the Personal Property; and at the request of Mortgagee, Mortgagor will join


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

       Mortgagee in executing one or more such financing statement including renewal or confirmation thereof, pursuant to the Code in a form reasonably satisfactory to Mortgagee, and will pay the cost of filing the same in all public offices at any time and from time to time wherever Mortgagee deems filing or recording of any financing statements including renewal or confirmation thereof or of this instrument to be desirable or necessary.

       V.16 Additional Provisions. The following provisions shall also constitute an integral part of this Mortgage. Furthermore, in the event that any prior provisions of this Mortgage conflict with the following provisions of this Section, the provisions of this Section shall control and shall be deemed a modification of or amendment to the section or provision at issue:

              (a) Payment of Taxes and Fees. Mortgagor agrees to pay all transfer taxes, recordation taxes, recording fees, and any other fees required by or imposed by the State or the county in which the Property is located in order to record this Mortgage in the Land Records of Montgomery County.

              (b) No Assumption of Obligations. In the event of a foreclosure of the Property, Mortgagee shall not assume any liability of Mortgagor for Mortgagor's violation of any environmental laws, statutes, codes, regulations, or practices and Mortgagor's indemnifications as contained herein and in the Credit Agreement shall survive said foreclosure.

              (c) Expenses of Enforcement; Waiver. Mortgagor agrees to bear and pay all reasonable expenses (including reasonable attorney fees and appellate attorney fees), of or incidental to the enforcement of any provision hereof, or the enforcement, compromise, or settlement of this Mortgage or the Obligations, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise. All rights and remedies of Mortgagee shall be cumulative and may be exercised singly or concurrently. Notwithstanding anything herein contained to the contrary, Mortgagor to the extent permitted by applicable law: (i) hereby waives trial by jury; (ii) will not (a) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or execution or moratorium law, any exemption for execution of sale of the Property or any part thereof, wherever enacted, now or at any time hereafter enforced, which may affect the covenants and terms of performance of this Mortgage, nor (b) claim, take or insist upon any benefit or advantage of any law now or hereafter enforced providing for the evaluation or appraisal of the Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction, nor (c) after any such sale or sales, claim, or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (iii) hereby expressly waives all benefit or advantage of any such law or laws including but not limited to a waiver of the equity of redemption, statutory right of redemption, and any other statutory or common law right of redemption, homestead, dower, marital share and all other exemptions; and (iv) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such laws or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Property marshalled upon any foreclosure hereof.

       V.17 Future Disbursements. This Deed of Trust secures all present and future indebtedness owing by the Mortgagor under the Credit Agreement pursuant to N.C.G.S.s.s.45-68. The amount of the present disbursement secured hereby is $25,000,000 and the maximum principal amount which may be secured hereby at any one time is $42,000,000. The time period within which such future disbursements are to be made is the period between the date hereof and the date fifteen (15) years from the date hereof.

       V.18 Reduction of Secured Amount. The Secured Amount shall be reduced only by the last and final sums that the Mortgagor repays with respect to the Obligations and shall not be reduced by any intervening repayments of any of the Obligations by the Mortgagor. As of the date hereof, the total amount of the Obligations exceeds the Secured Amount, so that the Secured Amount represents only a portion of the Obligations actually outstanding and due Mortgagee.

       V.19 Application of Payments and Repayments. So long as the balance of the Obligations exceeds the Secured Amount, any payments and repayments of the Obligations by Mortgagor shall not be deemed to be applied against, or to reduce, the portion of the Obligations secured by this Mortgage. Such payments shall instead be deemed to reduce only such portions of the Obligations as are secured by mortgages encumbering real property located outside the State of North Carolina, which mortgages secure the entire Obligations (except to the extent, if any, that specific mortgages in such states contain specific limitations on the amount secured).

       V.20 Removal of Trustee. The Mortgagee shall at any time have the irrevocable right to remove the Trustee herein named without notice or cause and to appoint his successor by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to record in this State, and in the event of the death or resignation of the Trustee herein named, the Mortgagee shall have the right to appoint his successor by such written instrument. Any Trustee so appointed shall be vested with the title to the Mortgaged Premises, and shall possess all the powers, duties and obligations herein conferred on the Trustee in the same manner and to the same extent as though such appointed trustee were named herein as Trustee.

                       [Signature and Notary Page Follows]

       IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed by its Vice President and his signature attested by its Assistant
                --------------                                   ----------
Secretary and its corporate seal to be affixed hereto, as of the date first set
---------
out above.

ATTEST:                       STANDARD PACKAGING AND PRINTING CORP., INC.,
                                   a North Carolina corporation

/s/ Alan M. Rauss                  By /s/   John W. Lloyd
Title: Assistant Secretary          Title: Vice President
PRINTED NAME:                       PRINTED NAME:
             -------------------                  ----------------------------

CORPORATE SEAL